Exhibit 99.1

FIFTH AMENDMENT AND WAIVER

to

CREDIT AGREEMENT

This FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Amendment and Waiver”) is executed to be effective as of March 23, 2005, by and among SOURCECORP, INCORPORATED, formerly known as F.Y.I. Incorporated, a Delaware corporation (“Borrower”), Bank of America, N.A., as a Lender and as Administrative Agent for Lenders (in such capacity, “Administrative Agent”) and the other Agents and Lenders party hereto.

A.                                  Borrower, Administrative Agent and Lenders entered into that certain Credit Agreement dated as of April 3, 2001, as amended by the First Amendment to Credit Agreement dated as of June 27, 2001, as further amended by the Second Amendment to Credit Agreement dated as of September 27, 2002, as further amended by the Third Amendment to Credit Agreement dated as of March 26, 2003, and as further amended by the Fourth Amendment to Credit Agreement dated as of July 30, 2004 (such Credit Agreement, as so amended, the “Credit Agreement”).

B.                                    On or before November 12, 2004, Borrower advised Administrative Agent and Lenders that, based on the results of an ongoing investigation of historical revenue recognition practices, (a) the financial statements of Borrower, and the related compliance certificate, for the fiscal quarter ended September 30, 2004 would not be delivered to Administrative Agent on or before November 15, 2004, as required by Sections 8.1(b) and 8.1(c) of the Credit Agreement, (b) the previously reported financial statements of Borrower for the fiscal quarter and year ended December 31, 2003 and the fiscal quarters ended March 31, 2004 and June 30, 2004 (and possibly for one or more fiscal quarters ended prior to December 31, 2003) should no longer be relied upon and may be restated, (c) until the investigation was complete, the impact on previously reported financial statements of Borrower could not be finally determined and further adjustments to previously reported financial statements of Borrower may be required, (d) Borrower may not have been in compliance with Section 10.3 of the Credit Agreement for fiscal quarters ended on or prior to September 30, 2004 and may not be in compliance with Section 10.3 of the Credit Agreement for the fiscal quarter ending December 31, 2004, (e) at least three putative shareholder class action lawsuits had been filed against Borrower and some of its officers and directors as a result of Borrower’s announcement that certain previously reported financial statements should not be relied upon and that its forecasts were being updated, (f) a Material Adverse Effect may have occurred and been continuing as of November 12, 2004, as a result of the events described in clauses (a), (b), (c), (d) and (e) preceding, and (g) a Default or Event of Default may have occurred and been continuing as of November 12, 2004, as a result of the events described in clauses (a), (b), (c), (d) and (e) preceding.

C.                                    On or before November 12, 2004, Borrower requested that Lenders waive the matters set forth in the immediately preceding paragraph (the “Subject Matters”), that Lenders agree that the Subject Matters did not (and, in the case of the Subject Matter described in clause (d) of the immediately preceding paragraph, would not) constitute a Material Adverse Effect, a Default or an Event of Default, and that the Subject Matters be excluded from the representations and warranties that were required to be true and correct on and as of the date of the making of any Loan or the issuance of any Letter of Credit as conditions precedent thereto (the waiver, agreement and exclusion requested by Borrower being herein called the “Subject Waiver”).

D.                                   In response to such request, Borrower and Lenders entered into that certain Waiver to Credit Agreement dated as of November 12, 2004, as extended and modified by that certain Extension and Modification of Waiver dated as of March 15, 2005 (the “Waiver”), wherein, subject to and upon certain terms and conditions, the Lenders granted the Subject Waiver.

E.                                     Borrower has performed its obligations under Section 2 of the Waiver and has requested that the Subject Waiver be made permanent, that the provisions and restrictions set forth in Sections 2(b), (c), (d) and (e) of the Waiver expire and have no further force or effect and that the Credit Agreement be amended to, among other things, allow certain Letters of Credit to expire after the Maturity Date, modify certain definitions, modify certain representations and warranties, modify certain Schedules to the Credit Agreement, and modify Exhibit E to the Credit Agreement, all as set forth in this Amendment and Waiver.

F.                                     For purposes of this Amendment and Waiver, the Subject Matters covered by the Subject Waiver shall include any noncompliance by Borrower with Section 10.2 of the Credit Agreement for fiscal quarters ended on or prior to September 30, 2004 and any Material Adverse Effect, Default or Event of Default that may have occurred as a result of such noncompliance.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:

Section 1.  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

Section 2.  Permanent Waiver.  Effective as of the date hereof, but subject to satisfaction of the conditions precedent set forth in Section 5 hereof, Lenders hereby grant the Subject Waiver on a permanent basis and agree on a permanent basis that the Subject Matters do not constitute a Material Adverse Effect, a Default or an Event of Default and that the Subject Matters (and the facts and circumstances underlying or relating to the Subject Matters) are excluded from the representations and warranties that are required to be true and correct on and as of the date of the making of any Loan or the issuance of any Letter of Credit or for any other purpose under the Loan Documents; provided that the waiver of compliance by Borrower with Section 10.2 and Section 10.3 of the Credit Agreement for the fiscal quarter ended December 31, 2004 has expired and is of no further force or effect.

Section 3.  Reinstatement of Credit Agreement Terms.  Effective as of the date hereof, but subject to satisfaction of the conditions precedent set forth in Section 5 hereof, Lenders hereby agree that the provisions and restrictions set forth in Sections 2(b), (c), (d) and (e) of the Waiver have expired and are of no further force and effect.

Section 4.  Amendments.  Effective as of the date hereof, but subject to satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement is hereby amended as follows:

(a)                                 The definition of “EBITDA” in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

“‘EBITDA’ means, for any period, without duplication, the sum of the following for F.Y.I. and its Subsidiaries (or other applicable Person) for such period determined on a consolidated basis in accordance with GAAP: (a) Consolidated Net Income, plus (b) Interest Expense, plus (c) income and franchise taxes to the extent deducted in determining Consolidated Net Income, plus (d) depreciation and amortization expense and other non-cash, non-tax items to the extent deducted in determining Consolidated Net Income, plus (e) the Subject Seller Earn Outs paid in cash during such period to the extent deducted in determining Consolidated Net Income, minus (f) non-cash income to the extent included in determining Consolidated Net Income, minus (g) any cash payments received as the result of any claim or cause of action arising out of the payment of the Subject Seller Earn Outs, whether under any insurance policy, through litigation or negotiated settlement, or otherwise, to the extent included in determining Consolidated Net Income; provided, however, that for purposes of calculating the EBITDA of F.Y.I. and its consolidated Subsidiaries for any period of four consecutive fiscal quarters including, without limitation, the four consecutive fiscal quarter period used in determining compliance with the twelve month trailing EBITDA requirement in the definition of Permitted Acquisition, (i) the EBITDA associated with any Person or assets acquired in a Permitted Acquisition during such period of four consecutive fiscal quarters shall be added, without duplication, if either (A) the financial statements of the Person or assets acquired from which such EBITDA would be determined were audited by independent certified public accountants of recognized standing acceptable to the Administrative Agent or (B) the Permitted Acquisition and the EBITDA of the Person or assets acquired were approved in writing by the Required Lenders; and (ii) the EBITDA associated with any Person or assets disposed of in a Permitted Disposition during such period of four consecutive fiscal quarters shall be deducted.”

(b)                                The definition of “Fixed Charges” in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

“‘Fixed Charges’ means, for any period, the sum of (a) cash Interest Expense of F.Y.I. and its Subsidiaries during such period, plus (b) all scheduled payments (as such scheduled payments are reduced by application of any prepayments) of principal with respect to the Loans and other outstanding Debt during such period, plus (c) Rental Expense of F.Y.I. and its Subsidiaries during such period, plus (d) Seller Earn Outs paid in cash by F.Y.I. and its Subsidiaries during such period (other than the Subject Seller Earn Outs).”

(c)                                 A new definition, reading in its entirety as follows, is added to Section 1.1 of the Credit Agreement in the appropriate alphabetical location:

“‘Subject Seller Earn Outs’ means the Seller Earn Outs in an aggregate amount not exceeding $26,000,000 paid on or before September 30, 2004 in connection with the Permitted Acquisition of an operating Subsidiary in the Information Management Division of F.Y.I.’s Information Management and Distribution reportable segment.”

(d)                                The third sentence of Section 2.14(b) of the Credit Agreement is amended in its entirety to read as follows:

“Each Letter of Credit shall have an expiration date that does not exceed one year from the date of issuance (provided, however, that the B&B Letter of Credit may have an expiration date that is up to eighteen months after the date of issuance and the Existing B of A Letter of Credit may have an expiration date that extends to March 31, 2003) and that does not extend beyond the date that is six months after the Maturity Date (provided, however, that the B&B Letter of Credit may not extend beyond the Maturity Date), shall be payable in Dollars, shall support a transaction entered into in the ordinary course of the account party’s or parties’ business, shall be satisfactory in form and substance to the Issuing Bank and shall be issued pursuant to such agreements, documents and instruments (including a Letter of Credit Agreement) as the Issuing Bank may reasonably require, none of which shall be inconsistent with this Section 2.14.”

(e)                                 The first sentence of Section 2.14(c) of the Credit Agreement is amended in its entirety to read as follows:

“F.Y.I. agrees to pay the Administrative Agent for the account of each Lender, in arrears on each Quarterly Date beginning on June 30, 2001 and on the Maturity Date and on the date that any

Letter of Credit expires after the Maturity Date, a nonrefundable letter of credit fee with respect to each Letter of Credit issued in an amount equal to the product of (i) the Applicable Margin for Eurodollar Loans in effect on the date of issuance of such Letter of Credit (with respect to the fee due on the first Quarterly Date after issuance) or on the first day of the applicable quarter or other period beginning after the calendar quarter during which the issuance of such Letter of Credit occurred (with respect to the fee due on each subsequent Quarterly Date or on the Maturity Date and on the date that any Letter of Credit expires after the Maturity Date, multiplied by (ii) the daily average face amount of the Letters of Credit in effect during the applicable period.”

(f)                                   A new Section 2.14(h), reading in its entirety as follows, is added to the Credit Agreement:

“(h)                        Notwithstanding the foregoing provisions of this Section 2.14 or any other provision contained in the Loan Documents that may be to the contrary, and provided that no Default or Event of Default has occurred and is continuing on the Maturity Date, from and after the Maturity Date, (i) no Lender other than Bank of America shall have any participation risk or obligation in respect of any Letter of Credit that expires after the Maturity Date (other than any unreimbursed drawing made on or before the Maturity Date under any such Letter of Credit), (ii) no Lender other than Bank of America shall have the right to share in any letter of credit fees accruing in respect of any such Letter of Credit, and (iii) the Commitment Percentage of Bank of America in respect of any such Letter of Credit shall be deemed to be 100% (other than in respect of any unreimbursed drawing made on or before the Maturity Date under any such Letter of Credit).”

(g)                                Section 7.6 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Litigation and Judgments.  There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of F.Y.I., threatened, at law, in equity, in arbitration or before any Governmental Authority, against F.Y.I. or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to the validity or enforceability of this Agreement or any other Loan Document, or (b) except as specifically disclosed in Schedule 7.6, either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.”

(h)                                Section 8.1(f) of the Credit Agreement is amended in its entirety to read as follows:

“Notice of Litigation.  Promptly after the commencement thereof, notice of all actions, suits and proceedings before any Governmental Authority or arbitrator affecting any Loan Party, which, if determined adversely to any such Person could have a Material Adverse Effect; provided that such notice need not be given to the extent that such information is contained in public filings made by F.Y.I. with the Securities and Exchange Commission.”

(i)                                    Schedules 7.6, 7.11 and 7.13, respectively, are amended to read in their entirety as in Schedules 7.6, 7.11 and 7.13, respectively, attached hereto.

(j)                                    Exhibit E to the Credit Agreement is amended to read in its entirety as in Exhibit E attached hereto.

(k)                                 Administrative Agent and Lenders agree that to the extent that any representations or warranties contained in the Credit Agreement or any other Loan Document are made or deemed made by Borrower or any other Loan Party after the effective date of this Amendment and Waiver with respect to the information in the Schedules to the Credit Agreement, such Schedules shall be deemed to be modified or supplemented by transactions, acts or omissions that occur after the effective date of this Amendment and Waiver that are permitted or required under the Credit Agreement.

Section 5.  Conditions to Effectiveness.  This Amendment and Waiver shall become effective as of the date hereof when and if Administrative Agent has received the following:

(a)                                 this Amendment and Waiver, duly executed by Borrower, each guarantor, the Required Lenders and Administrative Agent;

(b)                                a certificate of the secretary or an assistant secretary of Borrower certifying the names and true signatures of the officers of Borrower authorized to execute and deliver this Amendment and Waiver;

(c)                                 Form 10-Q of Borrower for the fiscal quarter ended September 30, 2004, as filed with the Securities and Exchange Commission, and all amended Forms 10-Q and amended financial statements or other reports of Borrower filed with the Securities and Exchange Commission since November 12, 2004;

(d)                                As contemplated by Section 2(e) of the Waiver, a compliance certificate, substantially in the form of Exhibit G to the Credit Agreement, for the fiscal quarter ended September 30, 2004 (but not for any fiscal period ended prior to September 30, 2004) in respect of which the financial statements of the Borrower have been restated as contemplated by the Waiver;

(e)                                 such other information regarding the matters covered by the Waiver and this Amendment and Waiver or the Loan Parties and their respective Subsidiaries as Administrative Agent may reasonably require; and

(f)                                   such other assurances, certificates, documents, consents and opinions as Administrative Agent may reasonably require.

Section 6.  Representations and Warranties of Borrower.  Borrower represents and warrants to Lenders and Administrative Agent as follows:

(a)                                 The execution, delivery and performance by Borrower of this Amendment and Waiver, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval not heretofore obtained of any director, stockholder, security holder or creditor of Borrower, (ii) violate or conflict with any provision of Borrower’s Articles of Incorporation or bylaws, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or leased or hereafter acquired by Borrower, (iv) violate any laws applicable to Borrower or (v) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other material agreement to which Borrower is a party or by which Borrower or any of its Property is bound or affected.

(b)                                No authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under applicable law the execution, delivery and performance by Borrower of this Amendment and Waiver.

(c)                                 This Amendment and Waiver has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by the Bankruptcy Code and other debtor relief laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

(d)                                 After giving effect to this Amendment and Waiver, the representations and warranties (other than the representations and warranties that are excluded pursuant to Section 2 of this Amendment and Waiver) of Borrower contained in Article 7 of the Credit Agreement are true and correct in all material respects as though made on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date, including, without limitation, the Projections, which were as of the original Closing Date and Effective Date, but have now been superceded by actual results and except to the extent that such representations and warranties are made with reference to the information contained in the Schedules to the Credit Agreement, in which case such representations and warranties shall be deemed to be modified or supplemented by (i) the amended Schedules attached hereto, (ii) information provided in public filings made by Borrower with the Securities and Exchange Commission since July 30, 2004 (the “Fourth Amendment Date”) and (iii) transactions, acts or omissions that have occurred since the Fourth Amendment Date that are permitted or required under the Credit Agreement).

(e)                                 Except as specifically waived hereby, no Default or Event of Default exists as of the date of this Amendment and Waiver, after giving effect hereto.

Section 7.  Reference to and Effect on Loan Documents.

(a)                                 On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or any other expression of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as waived or affected by this Amendment and Waiver.

(b)                                Except as specifically waived hereby, all provisions of the Credit Agreement and all Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                 Except as otherwise expressly provided herein with respect to the Subject Matters, the execution, delivery and effectiveness of this Amendment and Waiver does not and shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

(d)                                Borrower (i) ratifies and confirms all provisions of the Loan Documents applicable to Borrower, except as specifically waived hereby and (ii) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent under the Loan Documents by Borrower are not released, reduced, or otherwise adversely affected by this Amendment and Waiver and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations to the full extent required by the Loan Documents.

Section 8.  Costs and Expenses.  Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment and Waiver and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Administrative Agent with respect thereto and with respect to advising Administrative Agent as to its rights and responsibilities hereunder and thereunder.

Section 9.  Execution in Counterparts.  This Amendment and Waiver may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.  This Amendment and Waiver, when countersigned by the parties hereto, shall be a “Loan Document” as defined and referred to in the Credit Agreement and the other Loan Documents.

Section 10.  Governing Law.  THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

Section 11.  ENTIRETY.  THIS AMENDMENT AND WAIVER, THE CREDIT AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Remainder of Page Intentionally Left Blank. Signature Pages Follow.

SOURCECORP, INCORPORATED, as Borrower

By:	/s/ Barry L. Edwards
Barry L. Edwards
Executive Vice President and Chief Financial Officer

Signature Page to Fifth Amendment and Waiver to Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Suzanne M. Paul
Suzanne M. Paul,
Vice President

Signature Page to Fifth Amendment and Waiver to Credit Agreement

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Steven A. Mackenzie
Steven A. Mackenzie,
Senior Vice President

Signature Page to Fifth Amendment and Waiver to Credit Agreement

BNP PARIBAS, as a Lender

By:
Name:
Title:

Signature Page to Fifth Amendment and Waiver to Credit Agreement

HIBERNIA NATIONAL BANK, as a Lender

By:	/s/ Thomas Blake
	Name:	Thomas Blake
	Title:	Vice President

Signature Page to Fifth Amendment and Waiver to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ David L Howard
	Name:	David L Howard
	Title:	Vice-President

Signature Page to Fifth Amendment and Waiver to Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

Signature Page to Fifth Amendment and Waiver to Credit Agreement

SUNTRUST BANK, as syndication agent and as a Lender

By:	/s/ Daniel S. Komitor
	Name:	Daniel S. Komitor
	Title:	Director

Signature Page to Fifth Amendment and Waiver to Credit Agreement

TEXAS CAPITAL BANK, N.A., as a Lender

By:
Name:
Title:

Signature Page to Fifth Amendment and Waiver to Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John G. Taylor
	Name:	John G. Taylor
	Title:	Vice President

Signature Page to Fifth Amendment and Waiver to Credit Agreement

WELLS FARGO BANK, N.A., as documentation agent and as a Lender

By:	/s/ Lance Reynolds
	Name:	Lance Reynolds
	Title:	AVP

Signature Page to Fifth Amendment and Waiver to Credit Agreement

To induce Administrative Agent and Lenders to enter into this Amendment and Waiver, the undersigned (a) consent and agree to its execution and delivery and the terms and conditions thereof, (b) consent and agree that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, charges, guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, all of which are hereby ratified and confirmed, and (c) waive notice of acceptance of this Amendment and Waiver, which Amendment and Waiver binds each of the undersigned and their respective successors and permitted assigns and inures to Administrative Agent, Lenders and their respective successors and permitted assigns.

GUARANTORS:

ALS ACQUISITION CORP.
AMERICAN ECONOMICS GROUP, INC.
APS SERVICES ACQUISITION CORP.
ASSOCIATE RECORD TECHNICIAN SERVICES ACQUISITION CORP.
CALIFORNIA MEDICAL RECORD SERVICE ACQUISITION CORP.
COPY RIGHT, INC.
DELIVEREX ACQUISITION CORP.
DOCTEX ACQUISITION CORP.
ECONOMIC RESEARCH SERVICES, INC.
ELS ACQUISITION CORP.
EXIGENT COMPUTER GROUP, INC.
FASTRIEVE, INC.
GLO-X, INC. (f/k/a Global Direct, Inc.)
INFORMATION MANAGEMENT SERVICES, INC.
INPUT MANAGEMENT, INC.
LEXICODE CORPORATION
LIFO MANAGEMENT, INC.
MAIL-X, INC. (f/k/a Mailing & Marketing, Inc.)
MANAGED CARE PROFESSIONALS, INC.
MAVRICC MANAGEMENT SYSTEMS, INC.
MMS ESCROW AND TRANSFER AGENCY, INC.
NEWPORT BEACH DATA ENTRY, LLC
PERMANENT RECORDS MANAGEMENT, INC.
PLM MANAGEMENT, INC.
PMI IMAGING SYSTEMS ACQUISITION CORP.
PREMIER ACQUISITION CORP.
QUALITY COPY ACQUISITION CORP.
RECORDEX ACQUISITION CORP.
RTI LASER PRINT SERVICES ACQUISITION CORP.
SOURCECORP BPS INC.
SOURCECORP BPS MARYLAND LLC
SOURCECORP BPS NORTHERN CALIFORNIA INC.
SOURCECORP BPS SOUTHERN CALIFORNIA INC.
SOURCECORP DMS INC.
SOURCECORP HEALTHSERVE RADIOLOGY, INC.
SOURCECORP HS INC.

Signature Page to Fifth Amendment and Waiver to Credit Agreement

SOURCECORP LEGAL INC.
SRCP INVESTMENTS HOLDING, INC.
SRCP MANAGEMENT, INC.
STAT HEALTHCARE CONSULTANTS, INC.
SYNERGEN, LLC
THE RUST CONSULTING GROUP, INC.
UNITED INFORMATION SERVICES, INC.
ZIA INFORMATION ANALYSIS GROUP, INC. (f/k/a Peninsula Record Management, Inc.)

By:	/s/ Barry L. Edwards
Barry L. Edwards, Authorized Officer for each of the foregoing Guarantors

SRCP INVESTMENTS, INC.

By:	/s/ Ronald Zazworsky
	Name:	Ronald Zazworsky
	Title:	President

SOURCECORP MANAGEMENT, L.P.

By:	SRCP Management, Inc., its General Partner

	By:	/s/ Barry L. Edwards
Barry L. Edwards,
Vice President

SOURCECORP BPS TEXAS L.P.

By:	Input Management, Inc., its General Partner

	By:	/s/ Barry L. Edwards
Barry L. Edwards,
Vice President

Signature Page to Fifth Amendment and Waiver to Credit Agreement

SOURCECORP TBG, L.P. (f/k/a LIFO Systems, L.P.)

By:	LIFO Management, Inc., its General Partner

	By:	/s/ Barry L. Edwards
Barry L. Edwards,
Vice President

PERMANENT RECORDS, L.P.

By:	Permanent Records Management, Inc., its General Partner

	By:	/s/ Barry L. Edwards
Barry L. Edwards,
Vice President

PLM LIMITED PARTNERSHIP

By:	PLM Management, Inc., its General Partner

	By:	/s/ Barry L. Edwards
Barry L. Edwards,
Vice President

Signature Page to Fifth Amendment and Waiver to Credit Agreement

EXHIBIT E

FORM OF NOTICE OF BORROWINGS,

CONVERSIONS, CONTINUATIONS OR PREPAYMENTS

Date:

Bank of America, N.A., as Administrative Agent

231 South LaSalle Street

Chicago, Illinois  60604

Attn: David Johanson

Bank of America, N.A.

901 Main Street, 14th Floor

Dallas, Texas  75201

Attn: Monica Barnes

Reference is made to that certain Credit Agreement dated as of April 3, 2001 (as the same may be amended and in effect from time to time, the “Credit Agreement”), among SOURCECORP, Incorporated, formerly known as F.Y.I. Incorporated (“Borrower”), the Lenders named therein (the “Lenders”) and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Borrower hereby gives this Notice, irrevocably, pursuant to Section 2.9 of the Credit Agreement.  Borrower hereby notifies you of the following (check and/or complete the applicable item):(1)

☐                                   (a)                                  New Loan.

(i)                                     Revolving Credit Loans:

(A)                              Borrower requests a Loan in the amount of $         on

(B)                                The Loan will be of the following Type:

☐[Prime Rate Loan]   ☐[Eurodollar Loan].

(C)                                If the Loan will be a Eurodollar Loan, the Interest Period will be           month[s].

(ii)                                  Swingline Advance:      Borrower requests a Swingline Advance in the amount of $          on

(1) Borrower shall also be required to provide the additional information (if any) required by the Credit Agreement.

☐                                                                                   (b)                                 [Conversion] [Continuation] of Loan

(i)                                     Borrower requests a [Conversion] [Continuation] of a Loan in the amount of $         on         .

(ii)                                  The Type of Loan to be [Converted] [Continued] will be a

☐[Prime Rate Loan]    ☐[Eurodollar Loan].

(iii)                               The Loan resulting from the [Conversion] [Continuation] will be a ☐[Prime Rate Loan]    ☐[Eurodollar Loan].

(iv)                              If the Loan resulting from the [Conversion] [Continuation] will be a Eurodollar Loan, the Interest Period for such Loan will be          month[s].

☐                                                                                   (c)                                  Prepayment:

(i)                                     Loans:

(A)                              Borrower will make a prepayment of the principal of the Loan in the amount of $         on         .

(B)                                The Loan to be prepaid will be of the following Type:

☐[Prime Rate Loan]   ☐[Eurodollar Loan].

(C)                                If the Loan to be prepaid is a Eurodollar Loan, it has an Interest Period of         month[s] that will end on       .

(ii)                                  Swingline Advance:                                     Borrower will make a prepayment of the principal of the Swingline Advances in the amount of $         on        .

The undersigned, on behalf of Borrower, hereby certifies to the Administrative Agent as follows:

1.                                       I am a Responsible Officer of Borrower on the date hereof.

2.                                       No Default or Event of Default now exists or will exist after giving effect to the borrowing, conversion, continuation or prepayment requested herein.

3.                                       The representations and warranties contained in Article 7 of the Credit Agreement are true and correct in all respects as of the date hereof with the same force and effect as though made on and as of the date hereof, except to the extent that such representations and warranties are expressly by their terms made only as of the Closing Date or another specific date and except to the extent that such representations and warranties are made with respect to information in the Schedules to the Credit Agreement, such Schedules shall be deemed to be modified or supplemented by transactions, acts or omissions that have occurred since March      , 2005 that are permitted or required under the Credit Agreement.(2)

4.                                       All covenants and agreements to have been complied with and performed by the Borrower on or prior to the making of the requested borrowing, conversion, continuation or prepayment have been fully complied with and performed.

[5.                                   All conditions precedent to the requested Loan set forth in Article 6 of the Credit Agreement have been satisfied.](2)

SOURCECORP, INCORPORATED

By:
	Name:	Al Gallatin
	Title:	Corporate Treasury Manager

(2) If this is submitted as a notice of borrowing.